n e w s r e l e a s e

FOR MORE INFORMATION CONTACT:

Investors:    Lisa Stoner - Humana Investor Relations; (502) 580-2652;
lstamper@humana.com

Media:    Mark Taylor - Humana Corporate Communications; (317) 753-0345; MTaylor108@humana.com

Humana Announces New Strategic Joint Venture with BlackRock to Manage CenterWell Senior Primary Care Clinics

•The new joint venture arrangement will replace CenterWell’s existing joint ventures with Welsh, Carson, Anderson & Stowe (“WCAS”) through an acquisition of WCAS’s current equity stake by BlackRock.
•CenterWell Senior Primary Care will continue to manage and operate all clinics owned through the joint venture.
•Transaction is expected to provide Humana with enhanced balance sheet efficiency, additional growth capital, greater financial flexibility, and a reduced cost of capital.
•Anticipated additional capital commitment for the joint venture can fuel future growth and reinforce CenterWell’s position as the nation’s largest senior-focused primary care provider.
LOUISVILLE, KY (October 13, 2026) – Humana Inc. (NYSE: HUM) today announced it has entered into a new joint venture agreement with funds and accounts managed by HPS Investment Partners, a part of BlackRock (“BlackRock”), to manage and operate an existing network of nearly 150 CenterWell Senior Primary Care clinics that currently sit within joint ventures owned by funds affiliated with WCAS and CenterWell. The new joint venture, majority owned by BlackRock and minority owned by CenterWell, will replace the current CenterWell and WCAS joint ventures that were instrumental in successfully scaling CenterWell into the nation’s largest provider of senior-focused value-based primary care over the last seven years.
The new joint venture is expected to support future growth opportunities for CenterWell, while also unlocking additional growth capital and providing greater financial flexibility for Humana. BlackRock, one of the world's leading investment management firms, complements this strategy by delivering substantial capital at scale, along with deep expertise in private financing. This is Humana’s second strategic transaction with BlackRock this year, following Humana’s announcement that it has signed a definitive agreement to divest all or substantially all of its minority interest in Gentiva to a consortium of investors, including BlackRock.
As part of the transaction, BlackRock will acquire WCAS’s current equity ownership, valued at approximately $2.8 billion, with modifications to terms reflecting the maturity of the business today compared to when the legacy joint ventures were formed. Over the next two years, the new joint venture is expected to deploy additional capital that will be used to fund existing clinical operations, establish new clinics, and expand the network through strategic acquisitions. CenterWell will continue to manage the operations at all clinics owned by the new joint venture, delivering uninterrupted, high-quality care to its patients.
Beginning in 2028, CenterWell will have the option to purchase clinics from the joint venture at its election. If CenterWell has not acquired all of the joint venture’s clinics by the end of 2033, BlackRock will have the right to exit the joint venture through a sale process for the joint venture’s remaining clinics, subject to CenterWell’s right to submit the first offer to acquire any such remaining clinics. Since the new joint venture does not include a put option, Humana expects a significant reduction in the liabilities on its balance sheet due to the removal of the put arrangements for the existing joint ventures, with BlackRock receiving certain protections. All in, Humana anticipates a significantly lower cost of capital under the new joint venture, reflecting the maturity of the business.
“We look forward to this new venture with BlackRock as our partner, while our growing network of CenterWell clinics remains dedicated to serving patients with our unique model of senior-focused, value-based care,” said Dr. Sanjay Shetty, President of CenterWell. “We are grateful to the WCAS team for their strong partnership and meaningful contribution over the past seven years and look forward to continued success for CenterWell Senior Primary Care with the support of BlackRock.”
The transaction is expected to close in the fourth quarter of 2026, subject to customary closing conditions and state and federal regulatory approval, and is not expected to have a material impact on Humana’s 2026 adjusted earnings guidance.
Guggenheim Securities, LLC served as the lead financial advisor to Humana, while Goldman Sachs & Co. LLC acted as financial advisor. Fried, Frank, Harris, Shriver & Jacobson LLP served as corporate legal counsel to Humana.
About Humana
Humana is a leading U.S. healthcare company. Through our Humana insurance services, and our CenterWell healthcare services, we make it easier for the millions of people we serve to achieve their best health – delivering the care and service they need, when they need it. These efforts are leading to a better quality of life for people with Medicare, Medicaid, families, individuals, military service personnel, and communities at large. Learn more about what we offer at Humana.com and at CenterWell.com.

More information regarding Humana is available to investors via the Investor Relations page of the company’s website at Humana.com, including copies of:
•Annual reports to stockholders
•Securities and Exchange Commission filings
•Most recent investor conference presentations
•Quarterly earnings news releases and conference calls
•Calendar of events
•Corporate Governance information.

About CenterWell
CenterWell is a leading healthcare services business focused on creating integrated and differentiated experiences that put our patients at the center of everything we do. The result is high-quality healthcare that is accessible, comprehensive and, most of all, personalized. As the largest provider of senior-focused primary care, a leading provider of home healthcare and a leading integrated home delivery, specialty, hospice and retail pharmacy, CenterWell is focused on whole health and addressing the physical, emotional and social wellness of our patients. CenterWell is part of Humana Inc. Learn more about what we offer at CenterWell.com.

Humana Cautionary Statement
This news release includes forward-looking statements regarding Humana within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor documents, press releases, filings with the Securities and Exchange Commission, and in oral statements made with the approval of an authorized executive officer, the words or phrases like “expects,” “believes,” “anticipates,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of Humana’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. In making these statements, Humana is not undertaking to address or update each forward-looking statement in future filings or communications regarding its business or results, and is not undertaking to address how any of these factors may have caused results to differ from discussions or information contained in previous filings or communications.

In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein might not occur. There also may be other risks that Humana is unable to predict at this time. Any of these risks and uncertainties may cause Humana’s actual results to differ materially from the results discussed in the forward-looking statements. Humana cautions investors against relying on forward-looking statements as they are subject to numerous risks and uncertainties that may change at any time. Humana undertakes no obligation to publicly revise or update these forward-looking statements, whether as a result of new information, future events, or otherwise.
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